Exhibit 99.1

Novacea Contacts:		Schering-Plough Contacts:

Media:	Paul Laland	Mary-Frances Faraji
	650-228-1811	908-298-7109 (office)
908 432-2404 (cell)

Cathy Cantone
908 327-3013 (cell)

Investors:	Nina Ferrari	Alex Kelly
	415-264-8796	908-298-7450

NOVACEA AND SCHERING-PLOUGH ENTER INTO WORLDWIDE

DEVELOPMENT AND COMMERCIALIZATION AGREEMENT FOR ASENTAR, A

NOVEL TREATMENT FOR PROSTATE CANCER

SOUTH SAN FRANCISCO, CA and KENILWORTH, NJ — May 30, 2007—Novacea, Inc. (NASDAQ: NOVC) and Schering-Plough Corporation (NYSE: SGP) today announced that they have entered into an exclusive worldwide license agreement for the development and commercialization of Asentar™ (DN-101). Novacea is currently conducting a large international Phase 3 trial (ASCENT-2) evaluating Asentar in 900 patients with androgen-independent prostate cancer (AIPC). Asentar is a novel, proprietary, high-dose oral formulation of calcitriol, a potent hormone that exerts its effects through the vitamin D receptor (VDR).

Under the terms of the agreement, Novacea will receive an upfront payment of $60 million, including $35 million as reimbursement for past research and development expenses, a license fee of $25 million, as well as a commitment by Schering-Plough to purchase $12 million of Novacea common stock at a predetermined price within ten days of the closing. Additionally, the agreement provides Novacea with potential pre-commercial milestone payments of up to $380 million, and tiered royalties on worldwide sales of Asentar. Closing of the transaction is subject to clearance under the Hart-Scott-Rodino Antitrust Improvements Act (HSR) and is anticipated to occur following HSR clearance.

Schering-Plough will be responsible for all forward development costs in exploring indications for earlier stages of prostate cancer, such as androgen-dependent prostate cancer (ADPC) and adjuvant therapy and will lead all global commercialization efforts for Asentar. Novacea will provide medical support to Schering-Plough’s commercial operations for Asentar in the United States, including deployment of their Medical Science Liaisons, which will be funded by Schering-Plough.

“A corporate partnership has been a significant corporate goal for 2007, and we are proud to be co-developing Asentar with a highly-respected pharmaceutical company such as Schering-Plough. The partnership leverages Novacea’s existing capabilities with Schering-Plough’s experienced development, regulatory and commercial teams and will provide Novacea with an opportunity to support the commercialization of Asentar in the United States. Additionally, this agreement provides us with substantial funding for the continued development of our operations,” said John P. Walker, Novacea’s chairman and interim chief executive officer.

“This agreement with Novacea allows us the potential opportunity to extend our oncology pipeline into a tumor with significant unmet need,” said Thomas P. Koestler, Ph.D. executive vice president and president of Schering-Plough Research Institute. “Asentar represents an innovative research development and reinforces our continual commitment to patients.”

About Asentar

Asentar is currently being developed as an oral treatment in combination with Taxotere® (docetaxel) for the treatment of AIPC. Prostate cancer is the second leading cause of cancer death in men with approximately 232,000 new cases and 30,000 deaths in the U.S. in 2005. AIPC is an advanced disease state of prostate cancer. Based on results of Novacea’s completed Phase 2 clinical trial, known as ASCENT, the use of weekly Asentar in combination with weekly Taxotere may provide AIPC patients with an innovative cancer therapy that may prolong survival with the potential in reducing some of the toxicities and complications normally associated with chemotherapy. Novacea is now evaluating the benefits of Asentar in a 900-patient Phase 3 trial, known as ASCENT-2, which uses overall survival as the primary endpoint and compares weekly Asentar plus Taxotere to the current standard of care in the treatment of AIPC.

Conference Call and Webcast Information

Members of Novacea’s management team will discuss the agreement via a webcast and conference call today at 10:00 am Eastern Time. The webcast can be accessed in the Investor Relations section of Novacea’s Web site at www.novacea.com. The live audio of the conference call is also accessible via telephone to investors, members of the news media and the general public by dialing either 866-770-7129 (United States and Canada) or 617-213-8067 (International) and typing in the passcode 46251887.

An archived replay of the webcast will be available via Novacea’s Web site until June 30, 2007. The replay will also be available via telephone by dialing 888-286-8010 (United States and Canada) or 617-801-6888 (International) and typing in the passcode 43282090 until June 30, 2007.

About Schering-Plough

Schering-Plough Corporation is a global science-based health care company with leading prescription, consumer and animal health products. Through internal research and collaborations with partners, Schering-Plough discovers, develops, manufactures and markets advanced drug therapies to meet important medical needs. Schering-Plough’s vision is to earn the trust of the physicians, patients and customers served by its more than 33,500 people around the world. The company’s Web site is www.scheringplough.com.

About Novacea

Novacea, Inc. is a biopharmaceutical company focused on in-licensing, developing and commercializing novel cancer therapies. Novacea has two product candidates in clinical trials, including Asentar™, which currently is in a Phase 3 clinical trial for androgen-independent prostate cancer, or AIPC. Novacea’s second product candidate, AQ4N, is a hypoxia-activated prodrug that is currently in a Phase 1b/2a clinical trial in glioblastoma multiforme. More information on any of Novacea’s trials can be found at www.ClinicalTrials.gov.

SCHERING-PLOUGH DISCLOSURE NOTICE: The information in this press release includes certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the potential market and prospects for Asentar. Forward-looking statements relate to expectations or forecasts of future events. Schering-Plough does not assume the obligation to update any forward-looking statement. Many factors could cause actual results to differ materially from Schering-Plough’s forward-looking statements, including uncertainties in the development process and the regulatory process, any developments following regulatory approval, patent and other intellectual property protection, and current and future branded, generic or over-the-counter competition, among other uncertainties. For further details about these and other factors that may impact the forward-looking statements, see Schering-Plough’s Securities and Exchange Commission filings, including Item 1A, “Risk Factors” in the Company’s first quarter 2007 10-Q.

Note: Except for the historical information contained herein, the matters set forth in this press release, including statements as to financial guidance, development, clinical studies, regulatory review and approval, and commercialization of products, are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements speak only as of the date the statements are made and are based on information available at the time those statements are made and/or management’s good faith belief as of that time with respect to future events. You should not put undue reliance on any forward-looking statements. Important factors that could cause actual performance and results to differ materially from the forward-looking statements we make include: early stage of development; the focus, conduct, enrollment and timing of our clinical trials; regulatory review and approval of product candidates; commercialization of products; developments relating to our licensing and collaboration agreements; market acceptance of products; funding requirements; intellectual property protection for our product candidates; competing products and other risks detailed from time to time under the heading “Risk Factors” in our most recent Quarterly Report on Form 10-Q or Annual Report on Form 10-K, as may be updated from time to time by our future filings under the Securities Exchange Act. If one or more of these risks or uncertainties materialize, or if any underlying assumptions prove incorrect, our actual performance or results may vary materially from any future performance or results expressed or implied by these forward-looking statements. We assume no obligation to update forward-looking statements to reflect actual performance or results, changes in assumptions or changes in other factors affecting forward-looking information, except to the extent required by applicable securities laws.

Novacea is a registered trademark of Novacea, Inc., and Asentar is a trademark of Novacea, Inc. All other trademarks are property of their respective owners.